Exhibit 99.1

Recast Unaudited Financial Information

2024 vs. 2023

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Key Terms, Definitions and Explanatory Notes

General
• “PMI” refers to Philip Morris International Inc. and its subsidiaries. Trademarks and service marks that are the registered property of, or licensed by, the subsidiaries of PMI, are italicized.

• Following the sale of Vectura Group Ltd. on December 31, 2024, we are updating our segment reporting by including the remaining Wellness & Healthcare results in the Europe segment. In addition, we will be renaming our “PMI Duty Free” business to “PMI Global Travel Retail” effective in the first quarter of 2025. As a result of this change, PMI's segment that includes our duty free business will be renamed East Asia, Australia & PMI Global Travel Retail (“EA, AU & PMI GTR”).

• The recast 2024 and 2023 financial information in this document reflect the inclusion of the remaining Wellness & Healthcare results into the existing Europe region (announced on February 6, 2025). PMI’s shipment volumes do not differ from previously disclosed results. Financial information for total PMI as well as SSEA, CIS & MEA region, EA, AU & PMI GTR region and Americas region do not differ from previously disclosed results.

• Comparisons are made to the same prior-year period unless otherwise stated.

• "Combustible tobacco products" is the term PMI uses to refer to cigarettes and other tobacco products that are combusted.

Financial
• Adjusted net revenues in 2023 exclude the impact related to the termination of a distribution arrangement in the Middle East.

• "Adjusted Operating Income Margin" is calculated as adjusted operating income divided by adjusted net revenues.

• Management reviews net revenues, gross profit, operating income, operating income margin, operating cash flow and earnings per share, or "EPS," on an adjusted basis, which may exclude the impact of currency and other items such as acquisitions, restructuring costs, tax items and other special items. Additionally, starting in 2022 and on a comparative basis, for these measures other than net revenues and operating cash flow, PMI includes adjustments to add back amortization expense on acquisition related intangible assets that are recorded as part of purchase accounting and contribute to PMI’s revenue generation, as well as impairment of intangible assets, if any. While amortization expense on acquisition related intangible assets is excluded in these adjusted measures, the net revenues generated from these acquired intangible assets are included in the company's adjusted measures, unless otherwise stated. Currency-neutral and organic growth rates reflect the way management views underlying performance for these measures. PMI believes that such measures provide useful insight into underlying business trends and results.

• Management reviews these measures because they exclude changes in currency exchange rates and other factors that may distort underlying business trends, thereby improving the comparability of PMI’s business performance between reporting periods. Furthermore, PMI uses several of these measures in its management compensation program to promote internal fairness and a disciplined assessment of performance against company targets. PMI discloses these measures to enable investors to view the business through the eyes of management.

• Non-GAAP measures used by PMI should neither be considered in isolation nor as a substitute for the financial measures prepared in accordance with U.S. GAAP. For a reconciliation of non-GAAP measures to the most directly comparable U.S. GAAP measures, see the relevant schedules provided with this report.

Smoke-Free
• Smoke-free business ("SFB”) is the term PMI uses to refer to all of its smoke-free products. SFB also includes wellness and healthcare products, as well as consumer accessories, such as lighters and matches.

• Smoke-free products ("SFPs”) is the term PMI uses to refer to all of its products that provide nicotine without combusting tobacco, such as heat-not-burn, e-Vapor, and oral smokeless, and that therefore generate far lower levels of harmful chemicals. As such, these products have the potential to present less risk of harm versus continued smoking.

• Wellness and Healthcare products primarily refer to products associated with inhaled therapeutics and oral and intra-oral delivery systems.

• "SSEA, CIS & MEA" stands for South & Southeast Asia, Commonwealth of Independent States, and Middle East & Africa.

• "EA, AU & PMI GTR" stands for East Asia, Australia and PMI Global Travel Retail.

									Schedule 1 (1/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Quarters Ended March 31,	Net Revenues		Total	Excluding Currency	Excluding Currency & Acquisitions

2024					Combustible Tobacco	2023		% Change
$ 1,931	$ 45	$ 1,886	$ —	$ 1,886	Europe	$ 1,815		6.4%	3.9%	3.9%
2,346	(139)	2,484	—	2,484	SSEA, CIS & MEA	2,154	(1)	8.9%	15.4%	15.4%
597	(24)	621	—	621	EA, AU & PMI GTR	689		(13.4)%	(9.8)%	(9.8)%
534	28	506	—	506	Americas	566		(5.6)%	(10.6)%	(10.6)%
$ 5,407	$ (90)	$ 5,498	$ —	$ 5,498	Total Combustible Tobacco	$ 5,223		3.5%	5.3%	5.3%

2024					Smoke-Free	2023		% Change
$ 1,524	$ 35	$ 1,489	$ —	$ 1,489	Europe	$ 1,339		13.8%	11.2%	11.2%
90	2	88	—	88	of which, Wellness & Healthcare	86		4.7%	2.3%	2.3%
312	(55)	368	—	368	SSEA, CIS & MEA	323		(3.5)%	13.7%	13.7%
1,087	(85)	1,172	—	1,172	EA, AU & PMI GTR	831		30.8%	41.0%	41.0%
462	1	461	—	461	Americas	302		52.9%	52.5%	52.5%
$ 3,386	$ (104)	$ 3,489	$ —	$ 3,489	Total Smoke-Free	$ 2,796		21.1%	24.8%	24.8%

2024					PMI	2023		% Change
$ 3,455	$ 80	$ 3,375	$ —	$ 3,375	Europe	$ 3,154		9.5%	7.0%	7.0%
2,658	(194)	2,852	—	2,852	SSEA, CIS & MEA	2,477	(1)	7.3%	15.1%	15.1%
1,684	(109)	1,793	—	1,793	EA, AU & PMI GTR	1,520		10.8%	18.0%	18.0%
996	29	967	—	967	Americas	868		14.7%	11.4%	11.4%
$ 8,793	$ (194)	$ 8,987	$ —	$ 8,987	Total PMI	$ 8,019		9.7%	12.1%	12.1%

(1) Includes a reduction in net revenues of $80 million related to the termination of a distribution arrangement in the Middle East
Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

								Schedule 1 (2/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Quarters Ended June 30,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2024					Combustible Tobacco	2023	% Change
$ 2,214	$ (2)	$ 2,215	$ —	$ 2,215	Europe	$ 2,108	5.0%	5.1%	5.1%
2,432	(204)	2,636	—	2,636	SSEA, CIS & MEA	2,350	3.5%	12.2%	12.2%
620	(25)	645	—	645	EA, AU & PMI GTR	724	(14.3)%	(10.9)%	(10.9)%
592	21	571	—	571	Americas	608	(2.5)%	(5.9)%	(5.9)%
$ 5,858	$ (210)	$ 6,068	$ —	$ 6,068	Total Combustible Tobacco	$ 5,790	1.2%	4.8%	4.8%

2024					Smoke-Free	2023	% Change
$ 1,681	$ (7)	$ 1,689	$ —	$ 1,689	Europe	$ 1,542	9.1%	9.5%	9.5%
80	—	80	—	80	of which, Wellness & Healthcare	76	5.3%	5.3%	5.3%
339	(47)	386	—	386	SSEA, CIS & MEA	318	6.6%	21.4%	21.4%
1,053	(95)	1,148	—	1,148	EA, AU & PMI GTR	956	10.1%	20.0%	20.0%
537	1	536	—	536	Americas	361	48.5%	48.2%	48.2%
$ 3,610	$ (148)	$ 3,758	$ —	$ 3,758	Total Smoke-Free	$ 3,177	13.6%	18.3%	18.3%

2024					PMI	2023	% Change
$ 3,895	$ (9)	$ 3,904	$ —	$ 3,904	Europe	$ 3,650	6.7%	7.0%	7.0%
2,771	(251)	3,022	—	3,022	SSEA, CIS & MEA	2,668	3.9%	13.3%	13.3%
1,673	(120)	1,793	—	1,793	EA, AU & PMI GTR	1,680	(0.4)%	6.7%	6.7%
1,129	22	1,107	—	1,107	Americas	969	16.5%	14.2%	14.2%
$ 9,468	$ (358)	$ 9,826	$ —	$ 9,826	Total PMI	$ 8,967	5.6%	9.6%	9.6%

Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

								Schedule 1 (3/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Quarters Ended September 30,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2024					Combustible Tobacco	2023	% Change
$ 2,322	$ (21)	$ 2,343	$ —	$ 2,343	Europe	$ 2,160	7.5%	8.5%	8.5%
2,612	(142)	2,755	—	2,755	SSEA, CIS & MEA	2,485	5.1%	10.9%	10.9%
673	(18)	691	—	691	EA, AU & PMI GTR	678	(0.8)%	1.8%	1.8%
527	(19)	546	—	546	Americas	509	3.4%	7.2%	7.2%
$ 6,134	$ (201)	$ 6,335	$ —	$ 6,335	Total Combustible Tobacco	$ 5,832	5.2%	8.6%	8.6%

2024					Smoke-Free	2023	% Change
$ 1,875	$ (15)	$ 1,890	$ —	$ 1,890	Europe	$ 1,738	7.9%	8.7%	8.7%
76	(1)	77	—	77	of which, Wellness & Healthcare	75	1.3%	2.7%	2.7%
352	(6)	357	—	357	SSEA, CIS & MEA	292	20.3%	22.2%	22.2%
929	(67)	996	—	996	EA, AU & PMI GTR	893	4.1%	11.6%	11.6%
621	(1)	622	—	622	Americas	386	61.1%	61.3%	61.3%
$ 3,777	$ (88)	$ 3,865	$ —	$ 3,865	Total Smoke-Free	$ 3,309	14.2%	16.8%	16.8%

2024					PMI	2023	% Change
$ 4,197	$ (36)	$ 4,233	$ —	$ 4,233	Europe	$ 3,898	7.7%	8.6%	8.6%
2,964	(148)	3,112	—	3,112	SSEA, CIS & MEA	2,777	6.7%	12.1%	12.1%
1,602	(85)	1,687	—	1,687	EA, AU & PMI GTR	1,571	2.0%	7.4%	7.4%
1,148	(20)	1,168	—	1,168	Americas	895	28.3%	30.5%	30.5%
$ 9,911	$ (289)	$ 10,200	$ —	$ 10,200	Total PMI	$ 9,141	8.4%	11.6%	11.6%

Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

								Schedule 1 (4/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Quarters Ended December 31,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2024					Combustible Tobacco	2023	% Change
$ 2,132	$ 42	$ 2,090	$ —	$ 2,090	Europe	$ 1,953	9.2%	7.0%	7.0%
2,458	(12)	2,470	—	2,470	SSEA, CIS & MEA	2,333	5.4%	5.9%	5.9%
627	(1)	628	—	628	EA, AU & PMI GTR	585	7.1%	7.3%	7.3%
602	(39)	640	—	640	Americas	617	(2.5)%	3.8%	3.8%
$ 5,819	$ (9)	$ 5,828	$ —	$ 5,828	Total Combustible Tobacco	$ 5,489	6.0%	6.2%	6.2%

2024					Smoke-Free	2023	% Change
$ 2,011	$ 42	$ 1,969	$ —	$ 1,969	Europe	$ 1,882	6.9%	4.6%	4.6%
87	2	85	—	85	of which, Wellness & Healthcare	69	26.1%	23.2%	23.2%
410	(5)	415	—	415	SSEA, CIS & MEA	374	9.6%	11.0%	11.0%
807	(26)	833	—	833	EA, AU & PMI GTR	845	(4.5)%	(1.4)%	(1.4)%
659	(1)	661	—	661	Americas	458	43.9%	44.2%	44.2%
$ 3,887	$ 9	$ 3,878	$ —	$ 3,878	Total Smoke-Free	$ 3,558	9.2%	9.0%	9.0%

2024					PMI	2023	% Change
$ 4,143	$ 84	$ 4,059	$ —	$ 4,059	Europe	$ 3,835	8.0%	5.8%	5.8%
2,868	(17)	2,885	—	2,885	SSEA, CIS & MEA	2,707	5.9%	6.6%	6.6%
1,434	(27)	1,461	—	1,461	EA, AU & PMI GTR	1,430	0.3%	2.2%	2.2%
1,261	(40)	1,301	—	1,301	Americas	1,075	17.3%	21.0%	21.0%
$ 9,706	$ —	$ 9,706	$ —	$ 9,706	Total PMI	$ 9,047	7.3%	7.3%	7.3%

Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

									Schedule 1 (5/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Full Year Ended December 31,	Net Revenues		Total	Excluding Currency	Excluding Currency & Acquisitions

2024					Combustible Tobacco	2023		% Change
$ 8,599	$ 63	$ 8,535	$ —	$ 8,535	Europe	$ 8,037		7.0%	6.2%	6.2%
9,848	(497)	10,345	—	10,345	SSEA, CIS & MEA	9,321	(1)	5.7%	11.0%	11.0%
2,516	(68)	2,585	—	2,585	EA, AU & PMI GTR	2,676		(6.0)%	(3.4)%	(3.4)%
2,255	(9)	2,264	—	2,264	Americas	2,299		(2.0)%	(1.5)%	(1.5)%
$ 23,218	$ (511)	$ 23,729	$ —	$ 23,729	Total Combustible Tobacco	$ 22,334		4.0%	6.2%	6.2%

2024					Smoke-Free	2023		% Change
$ 7,091	$ 56	$ 7,036	$ —	$ 7,036	Europe	$ 6,500		9.1%	8.2%	8.2%
333	3	330	—	330	of which, Wellness & Healthcare	306		8.8%	7.8%	7.8%
1,413	(113)	1,526	—	1,526	SSEA, CIS & MEA	1,308		8.0%	16.7%	16.7%
3,877	(273)	4,149	—	4,149	EA, AU & PMI GTR	3,525		10.0%	17.7%	17.7%
2,279	—	2,279	—	2,279	Americas	1,508		51.2%	51.2%	51.2%
$ 14,660	$ (330)	$ 14,990	$ —	$ 14,990	Total Smoke-Free	$ 12,840		14.2%	16.7%	16.7%

2024					PMI	2023		% Change
$ 15,690	$ 119	$ 15,571	$ —	$ 15,571	Europe	$ 14,537		7.9%	7.1%	7.1%
11,261	(610)	11,871	—	11,871	SSEA, CIS & MEA	10,629	(1)	5.9%	11.7%	11.7%
6,393	(341)	6,734	—	6,734	EA, AU & PMI GTR	6,201		3.1%	8.6%	8.6%
4,534	(9)	4,543	—	4,543	Americas	3,807		19.1%	19.3%	19.3%
$ 37,878	$ (841)	$ 38,719	$ —	$ 38,719	Total PMI	$ 35,174		7.7%	10.1%	10.1%
(1) Includes a reduction in net revenues of $80 million related to the termination of a distribution arrangement in the Middle East
Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

												Schedule 2 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Net Revenues to Adjusted Net Revenues, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Special Items	Adjusted Net Revenues	Currency	Adjusted Net Revenues excluding Currency	Acqui- sitions	Adjusted Net Revenues excluding Currency & Acqui- sitions		Net Revenues	Special Items (1)	Adjusted Net Revenues	Total	Excluding Currency	Excluding Currency & Acqui- sitions

2024							Quarters Ended March 31,	2023			% Change
$ 3,455	$ —	$ 3,455	$ 80	$ 3,375	$ —	$ 3,375	Europe	$ 3,154	$ —	$ 3,154	9.5%	7.0%	7.0%
2,658	—	2,658	(194)	2,852	—	2,852	SSEA, CIS & MEA	2,477	(80)	2,557	3.9%	11.5%	11.5%
1,684	—	1,684	(109)	1,793	—	1,793	EA, AU & PMI GTR	1,520	—	1,520	10.8%	18.0%	18.0%
996	—	996	29	967	—	967	Americas	868	—	868	14.7%	11.4%	11.4%
$ 8,793	$ —	$ 8,793	$ (194)	$ 8,987	$ —	$ 8,987	Total PMI	$ 8,019	$ (80)	$ 8,099	8.6%	11.0%	11.0%

2024							Quarters Ended June 30,	2023			% Change
$ 3,895	$ —	$ 3,895	$ (9)	$ 3,904	$ —	$ 3,904	Europe	$ 3,650	$ —	$ 3,650	6.7%	7.0%	7.0%
2,771	—	2,771	(251)	3,022	—	3,022	SSEA, CIS & MEA	2,668	—	2,668	3.9%	13.3%	13.3%
1,673	—	1,673	(120)	1,793	—	1,793	EA, AU & PMI GTR	1,680	—	1,680	(0.4)%	6.7%	6.7%
1,129	—	1,129	22	1,107	—	1,107	Americas	969	—	969	16.5%	14.2%	14.2%
$ 9,468	$ —	$ 9,468	$ (358)	$ 9,826	$ —	$ 9,826	Total PMI	$ 8,967	$ —	$ 8,967	5.6%	9.6%	9.6%

2024							Quarters Ended September 30,	2023			% Change
$ 4,197	$ —	$ 4,197	$ (36)	$ 4,233	$ —	$ 4,233	Europe	$ 3,898	$ —	$ 3,898	7.7%	8.6%	8.6%
2,964	—	2,964	(148)	3,112	—	3,112	SSEA, CIS & MEA	2,777	—	2,777	6.7%	12.1%	12.1%
1,602	—	1,602	(85)	1,687	—	1,687	EA, AU & PMI GTR	1,571	—	1,571	2.0%	7.4%	7.4%
1,148	—	1,148	(20)	1,168	—	1,168	Americas	895	—	895	28.3%	30.5%	30.5%
$ 9,911	$ —	$ 9,911	$ (289)	$ 10,200	$ —	$ 10,200	Total PMI	$ 9,141	$ —	$ 9,141	8.4%	11.6%	11.6%

(1) Reflects a reduction in net revenues of $80 million related to the termination of a distribution arrangement in the Middle East

													Schedule 2 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Net Revenues to Adjusted Net Revenues, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Special Items		Adjusted Net Revenues	Currency	Adjusted Net Revenues excluding Currency	Acqui- sitions	Adjusted Net Revenues excluding Currency & Acqui- sitions		Net Revenues	Special Items (1)	Adjusted Net Revenues	Total	Excluding Currency	Excluding Currency & Acqui- sitions

2024								Quarters Ended December 31,	2023			% Change
$ 4,143	$ —		$ 4,143	$ 84	$ 4,059	$ —	$ 4,059	Europe	$ 3,835	$ —	$ 3,835	8.0%	5.8%	5.8%
2,868	—		2,868	(17)	2,885	—	2,885	SSEA, CIS & MEA	2,707	—	2,707	5.9%	6.6%	6.6%
1,434	—		1,434	(27)	1,461	—	1,461	EA, AU & PMI GTR	1,430	—	1,430	0.3%	2.2%	2.2%
1,261	—		1,261	(40)	1,301	—	1,301	Americas	1,075	—	1,075	17.3%	21.0%	21.0%
$ 9,706	$ —		$ 9,706	$ —	$ 9,706	$ —	$ 9,706	Total PMI	$ 9,047	$ —	$ 9,047	7.3%	7.3%	7.3%

2024								Years Ended December 31,	2023			% Change
$ 15,690	$ —		$ 15,690	$ 119	$ 15,571	$ —	$ 15,571	Europe	$ 14,537	$ —	$ 14,537	7.9%	7.1%	7.1%
11,261	—	-1	11,261	(610)	11,871	—	11,871	SSEA, CIS & MEA	10,629	(80)	10,709	5.2%	10.9%	10.9%
6,393	—		6,393	(341)	6,734	—	6,734	EA, AU & PMI GTR	6,201	—	6,201	3.1%	8.6%	8.6%
4,534	—		4,534	(9)	4,543	—	4,543	Americas	3,807	—	3,807	19.1%	19.3%	19.3%
$ 37,878	$ —		$ 37,878	$ (841)	$ 38,719	$ —	$ 38,719	Total PMI	$ 35,174	$ (80)	$ 35,254	7.4%	9.8%	9.8%

(1) Reflects a reduction in net revenues of $80 million related to the termination of a distribution arrangement in the Middle East

								Schedule 3 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments of Operating Income for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Currency	Operating Income excluding Currency	Acquisitions	Operating Income excluding Currency & Acquisitions		Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2024					Quarters Ended March 31,	2023	% Change
$ 1,411	$ 16	$ 1,395	$ —	$ 1,395	Europe	$ 1,177	19.9%	18.5%	18.5%
772	(241)	1,013	—	1,013	SSEA, CIS & MEA	734	5.2%	38.0%	38.0%
763	(125)	888	—	888	EA, AU & PMI GTR	637	19.8%	39.4%	39.4%
99	22	77	—	77	Americas	183	(45.9)%	(57.9)%	(57.9)%
$ 3,045	$ (328)	$ 3,373	$ —	$ 3,373	Total PMI	$ 2,731	11.5%	23.5%	23.5%

2024					Quarters Ended June 30,	2023	% Change
$ 1,617	$ (45)	$ 1,662	$ —	$ 1,662	Europe	$ 886	82.5%	87.6%	87.6%
891	(230)	1,121	12	1,109	SSEA, CIS & MEA	880	1.3%	27.4%	26.0%
753	(91)	844	—	844	EA, AU & PMI GTR	557	35.2%	51.5%	51.5%
183	35	148	—	148	Americas	243	(24.7)%	(39.1)%	(39.1)%
$ 3,444	$ (331)	$ 3,775	$ 12	$ 3,763	Total PMI	$ 2,566	34.2%	47.1%	46.6%

2024					Quarters Ended September 30,	2023	% Change
$ 1,769	$ 33	$ 1,736	$ —	$ 1,736	Europe	$ 1,680	5.3%	3.3%	3.3%
960	(129)	1,089	21	1,068	SSEA, CIS & MEA	823	16.6%	32.3%	29.8%
788	(41)	829	—	829	EA, AU & PMI GTR	769	2.5%	7.8%	7.8%
137	19	118	—	118	Americas	98	39.8%	20.4%	20.4%
$ 3,654	$ (118)	$ 3,772	$ 21	$ 3,751	Total PMI	$ 3,370	8.4%	11.9%	11.3%

								Schedule 3 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments of Operating Income for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Currency	Operating Income excluding Currency	Acquisitions	Operating Income excluding Currency & Acquisitions		Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2024					Quarters Ended December 31,	2023	% Change
$ 1,750	$ (1)	$ 1,751	$ —	$ 1,751	Europe	$ 1,556	12.5%	12.5%	12.5%
806	8	798	13	785	SSEA, CIS & MEA	699	15.3%	14.2%	12.3%
574	(41)	615	—	615	EA, AU & PMI GTR	576	(0.3)%	6.8%	6.8%
129	129	—	—	—	Americas	58	+100%	-(100)%	-(100)%
$ 3,259	$ 95	$ 3,164	$ 13	$ 3,151	Total PMI	$ 2,889	12.8%	9.5%	9.1%

2024					Full Year Ended December 31,	2023	% Change
$ 6,547	$ 3	$ 6,544	$ —	$ 6,544	Europe	$ 5,299	23.6%	23.5%	23.5%
3,429	(592)	4,021	46	3,975	SSEA, CIS & MEA	3,136	9.3%	28.2%	26.8%
2,878	(298)	3,176	—	3,176	EA, AU & PMI GTR	2,539	13.4%	25.1%	25.1%
548	205	343	—	343	Americas	582	(5.8)%	(41.1)%	(41.1)%
$ 13,402	$ (682)	$ 14,084	$ 46	$ 14,038	Total PMI	$ 11,556	16.0%	21.9%	21.5%

													Schedule 4
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Net Revenues and Operating Income: Price, Volume/Mix and Cost/Other Variances
($ in millions) / (Unaudited)

	2024 vs. 2023
	Quarters Ended March 31,			Quarters Ended June 30,			Quarters Ended September 30,			Quarters Ended December 31,			Full Year Ended December 31,
	Price	Volume/Mix	Cost/Other	Price	Volume/Mix	Cost/Other	Price	Volume/Mix	Cost/Other	Price	Volume/Mix	Cost/Other	Price	Volume/Mix	Cost/Other
Net Revenues
Europe	$ 165	$ 56	$ —	$ 211	$ 45	$ (2)	$ 230	$ 105	$ —	$ 218	$ 6	$ —	$ 824	$ 212	$ (2)
SSEA, CIS & MEA	155	144	76	229	123	2	296	39	—	141	37	—	821	343	78
EA, AU & PMI GTR	130	143	—	88	25	—	71	45	—	36	(5)	—	325	208	—
Americas	(1)	121	(21)	55	110	(27)	92	133	48	87	141	(2)	233	505	(2)
Total PMI	$ 449	$ 464	$ 55	$ 583	$ 303	$ (27)	$ 689	$ 322	$ 48	$ 482	$ 179	$ (2)	$ 2,203	$ 1,268	$ 74

Operating Income
Europe	$ 165	$ 64	$ (11)	$ 211	$ 2	$ 563	$ 230	$ 47	$ (221)	$ 218	$ (23)	$ —	$ 824	$ 90	$ 331
SSEA, CIS & MEA	155	46	78	229	50	(50)	296	21	(72)	141	28	(83)	821	145	(127)
EA, AU & PMI GTR	130	72	49	88	2	197	71	(21)	10	36	6	(3)	325	59	253
Americas	(1)	113	(218)	55	104	(254)	92	116	(188)	87	137	(282)	233	470	(942)
Total PMI	$ 449	$ 295	$ (102)	$ 583	$ 158	$ 456	$ 689	$ 163	$ (471)	$ 482	$ 148	$ (368)	$ 2,203	$ 764	$ (485)

												Schedule 5 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Special Items (1)	Adjusted Operating Income	Currency	Adjusted Operating Income excluding Currency	Acquisitions	Adjusted Operating Income excluding Currency & Acquisitions		Operating Income	Special Items (1)	Adjusted Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2024							Quarters Ended March 31,	2023			% Change
$ 1,411	$ (82)	$ 1,493	$ 16	$ 1,477	$ —	$ 1,477	Europe	$ 1,177	$ (89)	$ 1,266	17.9%	16.7%	16.7%
772	(5)	777	(241)	1,018	—	1,018	SSEA, CIS & MEA	734	(117)	851	(8.7)%	19.6%	19.6%
763	(1)	764	(125)	889	—	889	EA, AU & PMI GTR	637	(20)	657	16.3%	35.3%	35.3%
99	(227)	326	22	304	—	304	Americas	183	(62)	245	33.1%	24.1%	24.1%
$ 3,045	$ (315)	$ 3,360	$ (328)	$ 3,688	$ —	$ 3,688	Total PMI	$ 2,731	$ (288)	$ 3,019	11.3%	22.2%	22.2%

2024							Quarters Ended June 30,	2023			% Change
$ 1,617	$ (54)	$ 1,672	$ (45)	$ 1,717	$ —	$ 1,717	Europe	$ 886	$ (723)	$ 1,609	3.9%	6.7%	6.7%
891	(5)	896	(230)	1,126	12	1,114	SSEA, CIS & MEA	880	(5)	885	1.2%	27.2%	25.9%
753	(1)	753	(91)	844	—	844	EA, AU & PMI GTR	557	(205)	762	(1.2)%	10.8%	10.8%
183	(152)	335	35	300	—	300	Americas	243	(33)	276	21.4%	8.7%	8.7%
$ 3,444	$ (212)	$ 3,656	$ (331)	$ 3,987	$ 12	$ 3,975	Total PMI	$ 2,566	$ (966)	$ 3,532	3.5%	12.9%	12.5%

2024							Quarters Ended September 30,	2023			% Change
$ 1,769	$ (251)	$ 2,019	$ 33	$ 1,986	$ —	$ 1,986	Europe	$ 1,680	$ (162)	$ 1,842	9.6%	7.8%	7.8%
960	(50)	1,009	(129)	1,138	21	1,117	SSEA, CIS & MEA	823	(46)	869	16.1%	31.0%	28.5%
788	(1)	789	(41)	830	—	830	EA, AU & PMI GTR	769	(25)	794	(0.6)%	4.5%	4.5%
137	(198)	336	19	317	—	317	Americas	98	(131)	229	46.7%	38.4%	38.4%
$ 3,654	$ (499)	$ 4,153	$ (118)	$ 4,271	$ 21	$ 4,250	Total PMI	$ 3,370	$ (364)	$ 3,734	11.2%	14.4%	13.8%

(1) For details on Special Items, refer to Schedule 6

												Schedule 5 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Special Items (1)	Adjusted Operating Income	Currency	Adjusted Operating Income excluding Currency	Acquisitions	Adjusted Operating Income excluding Currency & Acquisitions		Operating Income	Special Items (1)	Adjusted Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2024							Quarters Ended December 31,	2023			% Change
$ 1,750	$ (45)	$ 1,795	$ (1)	$ 1,796	$ —	$ 1,796	Europe	$ 1,556	$ (87)	$ 1,643	9.3%	9.3%	9.3%
806	(4)	810	8	802	13	789	SSEA, CIS & MEA	699	(5)	704	15.1%	13.9%	12.1%
574	(1)	575	(41)	616	—	616	EA, AU & PMI GTR	576	—	576	(0.2)%	6.9%	6.9%
129	(210)	339	129	210	—	210	Americas	58	(71)	129	+100%	62.8%	62.8%
$ 3,259	$ (260)	$ 3,519	$ 95	$ 3,424	$ 13	$ 3,411	Total PMI	$ 2,889	$ (163)	$ 3,052	15.3%	12.2%	11.8%

2024							Full Year Ended December 31,	2023			% Change
$ 6,547	$ (432)	$ 6,979	$ 3	$ 6,976	$ —	$ 6,976	Europe	$ 5,299	$ (1,061)	$ 6,360	9.7%	9.7%	9.7%
3,429	(63)	3,492	(592)	4,084	46	4,038	SSEA, CIS & MEA	3,136	(173)	3,309	5.5%	23.4%	22.0%
2,878	(3)	2,881	(298)	3,179	—	3,179	EA, AU & PMI GTR	2,539	(250)	2,789	3.3%	14.0%	14.0%
548	(788)	1,336	205	1,131	—	1,131	Americas	582	(297)	879	52.0%	28.7%	28.7%
$ 13,402	$ (1,286)	$ 14,688	$ (682)	$ 15,370	$ 46	$ 15,324	Total PMI	$ 11,556	$ (1,781)	$ 13,337	10.1%	15.2%	14.9%

(1) For details on Special Items, refer to Schedule 6

					Schedule 6 (1/4)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (Unaudited)

	Quarter Ended March 31,	Quarter Ended June 30,	Quarter Ended September 30,	Quarter Ended December 31,	Full Year Ended December 31,
	2024	2024	2024	2024	2024
PMI
Reported Operating Income	$ 3,045	$ 3,444	$ 3,654	$ 3,259	$ 13,402
Restructuring charges	(168)	—	—	(12)	(180)
Impairment of other intangibles	(27)	—	—	—	(27)
Amortization of intangibles	(120)	(212)	(256)	(247)	(835)
Egypt sales tax charge	—	—	(45)	—	(45)
Loss on sale of Vectura Group	—	—	(198)	(1)	(199)
Adjusted Operating Income	$ 3,360	$ 3,656	$ 4,153	$ 3,519	$ 14,688

Europe
Reported Operating Income	$ 1,411	$ 1,617	$ 1,769	$ 1,750	$ 6,547
Loss on sale of Vectura Group	—	—	(198)	(1)	(199)
Amortization of intangibles	(55)	(54)	(53)	(44)	(206)
Impairment of other intangibles	(26)	—	—	—	(26)
Adjusted Operating Income	$ 1,493	$ 1,672	$ 2,019	$ 1,795	$ 6,979

SSEA, CIS & MEA
Reported Operating Income	$ 772	$ 891	$ 960	$ 806	$ 3,429
Amortization of intangibles	(5)	(5)	(4)	(4)	(18)
Egypt sales tax charge	—	—	(45)	—	(45)
Adjusted Operating Income	$ 777	$ 896	$ 1,009	$ 810	$ 3,492

					Schedule 6 (2/4)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (Unaudited)

	Quarter Ended March 31,	Quarter Ended June 30,	Quarter Ended September 30,	Quarter Ended December 31,	Full Year Ended December 31,
	2024	2024	2024	2024	2024
EA, AU & PMI GTR
Reported Operating Income	$ 763	$ 753	$ 788	$ 574	$ 2,878
Amortization of intangibles	(1)	(1)	(1)	(1)	(3)
Adjusted Operating Income	$ 764	$ 753	$ 789	$ 575	$ 2,881

Americas
Reported Operating Income	$ 99	$ 183	$ 137	$ 129	$ 548
Restructuring charges	(168)	—	—	(12)	(180)
Amortization of intangibles	(60)	(152)	(198)	(198)	(608)
Adjusted Operating Income	$ 326	$ 335	$ 336	$ 339	$ 1,336

Note: Sum of special items might not foot due to roundings. Special items between -$0.5 million and +$0.5 million are not displayed by segment.

					Schedule 6 (3/4)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (Unaudited)

	Quarter Ended March 31,	Quarter Ended June 30,	Quarter Ended September 30,	Quarter Ended December 31,	Full Year Ended December 31,
	2023	2023	2023	2023	2023
PMI
Reported Operating Income	$ 2,731	$ 2,566	$ 3,370	$ 2,889	$ 11,556
Restructuring Charges	(109)	—	—	—	(109)
Termination of distribution arrangement in the Middle East	(80)	—	—	—	(80)
Impairment of goodwill and other intangibles	—	(680)	—	—	(680)
Amortization of intangibles	(81)	(82)	(205)	(129)	(497)
Charges related to the war in Ukraine	—	—	(19)	(34)	(53)
Swedish Match AB acquisition accounting related items	(18)	—	—	—	(18)
South Korea indirect tax charge	—	(204)	—	—	(204)
Termination of agreement with Foundation for a Smoke-Free World	—	—	(140)	—	(140)
Adjusted Operating Income	$ 3,019	$ 3,532	$ 3,734	$ 3,052	$ 13,337

Europe
Reported Operating Income	$ 1,177	$ 886	$ 1,680	$ 1,556	$ 5,299
Restructuring Charges	(47)	—	—	—	(47)
Amortization of intangibles	(42)	(43)	(83)	(53)	(221)
Charges related to the war in Ukraine	—	—	(19)	(34)	(53)
Termination of agreement with Foundation for a Smoke-Free World	—	—	(60)	—	(60)
Impairment of goodwill and other intangibles	—	(680)	—	—	(680)
Adjusted Operating Income	$ 1,266	$ 1,609	$ 1,842	$ 1,643	$ 6,360

SSEA, CIS & MEA
Reported Operating Income	$ 734	$ 880	$ 823	$ 699	$ 3,136
Restructuring Charges	(32)	—	—	—	(32)
Termination of distribution arrangement in the Middle East	(80)	—	—	—	(80)
Amortization of intangibles	(5)	(5)	(5)	(5)	(20)
Termination of agreement with Foundation for a Smoke-Free World	—	—	(41)	—	(41)
Adjusted Operating Income	$ 851	$ 885	$ 869	$ 704	$ 3,309

					Schedule 6 (4/4)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (Unaudited)

	Quarter Ended March 31,	Quarter Ended June 30,	Quarter Ended September 30,	Quarter Ended December 31,	Full Year Ended December 31,
	2023	2023	2023	2023	2023
EA, AU & PMI GTR
Reported Operating Income	$ 637	$ 557	$ 769	$ 576	$ 2,539
Restructuring Charges	(19)	—	—	—	(19)
Amortization of intangibles	(1)	(1)	(1)	—	(3)
South Korea indirect tax charge	—	(204)	—	—	(204)
Termination of agreement with Foundation for a Smoke-Free World	—	—	(24)	—	(24)
Adjusted Operating Income	$ 657	$ 762	$ 794	$ 576	$ 2,789

Americas
Reported Operating Income	$ 183	$ 243	$ 98	$ 58	$ 582
Restructuring Charges	(11)	—	—	—	(11)
Amortization of intangibles	(33)	(33)	(116)	(71)	(253)
Swedish Match AB acquisition accounting related items	(18)	—	—	—	(18)
Termination of agreement with Foundation for a Smoke-Free World	—	—	(15)	—	(15)
Adjusted Operating Income	$ 245	$ 276	$ 229	$ 129	$ 879

Note: Sum of special items might not foot due to roundings. Special items between -$0.5 million and +$0.5 million are not displayed by segment.

														Schedule 7 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Adjusted Operating Income Margin, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Adjusted Operating Income (1)	Adjusted Net Revenues (2)	Adjusted Operating Income Margin	Adjusted Operating Income excluding Currency (1)	Adjusted Net Revenues excluding Currency (2)	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income excluding Currency & Acqui- sitions (1)	Adjusted Net Revenues excluding Currency & Acqui- sitions (2)	Adjusted Operating Income Margin excluding Currency & Acqui- sitions		Adjusted Operating Income (1)	Adjusted Net Revenues (2)	Adjusted Operating Income Margin	Adjusted Operating Income Margin	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income Margin excluding Currency & Acqui- sitions

2024									Quarters Ended March 31,	2023			% Points Change
$ 1,493	$ 3,455	43.2%	$ 1,477	$ 3,375	43.8%	$ 1,477	$ 3,375	43.8%	Europe	$ 1,266	$ 3,154	40.1%	3.1	3.7	3.7
777	2,658	29.2%	1,018	2,852	35.7%	1,018	2,852	35.7%	SSEA, CIS & MEA	851	2,557	33.3%	(4.1)	2.4	2.4
764	1,684	45.4%	889	1,793	49.6%	889	1,793	49.6%	EA, AU & PMI GTR	657	1,520	43.2%	2.2	6.4	6.4
326	996	32.7%	304	967	31.4%	304	967	31.4%	Americas	245	868	28.2%	4.5	3.2	3.2
$ 3,360	$ 8,793	38.2%	$ 3,688	$ 8,987	41.0%	$ 3,688	$ 8,987	41.0%	Total PMI	$ 3,019	$ 8,099	37.3%	0.9	3.7	3.7

2024									Quarters Ended June 30,	2023			% Points Change
$ 1,672	$ 3,895	42.9%	$ 1,717	$ 3,904	44.0%	$ 1,717	$ 3,904	44.0%	Europe	$ 1,609	$ 3,650	44.1%	(1.2)	(0.1)	(0.1)
896	2,771	32.3%	1,126	3,022	37.3%	1,114	3,022	36.9%	SSEA, CIS & MEA	885	2,668	33.2%	(0.9)	4.1	3.7
753	1,673	45.0%	844	1,793	47.1%	844	1,793	47.1%	EA, AU & PMI GTR	762	1,680	45.4%	(0.4)	1.7	1.7
335	1,129	29.7%	300	1,107	27.1%	300	1,107	27.1%	Americas	276	969	28.5%	1.2	(1.4)	(1.4)
$ 3,656	$ 9,468	38.6%	$ 3,987	$ 9,826	40.6%	$ 3,975	$ 9,826	40.5%	Total PMI	$ 3,532	$ 8,967	39.4%	(0.8)	1.2	1.1

2024									Quarters Ended September 30,	2023			% Points Change
$ 2,019	$ 4,197	48.1%	$ 1,986	$ 4,233	46.9%	$ 1,986	$ 4,233	46.9%	Europe	$ 1,842	$ 3,898	47.3%	0.8	(0.4)	(0.4)
1,009	2,964	34.0%	1,138	3,112	36.6%	1,117	3,112	35.9%	SSEA, CIS & MEA	869	2,777	31.3%	2.7	5.3	4.6
789	1,602	49.3%	830	1,687	49.2%	830	1,687	49.2%	EA, AU & PMI GTR	794	1,571	50.5%	(1.2)	(1.3)	(1.3)
336	1,148	29.3%	317	1,168	27.1%	317	1,168	27.1%	Americas	229	895	25.6%	3.7	1.5	1.5
$ 4,153	$ 9,911	41.9%	$ 4,271	$ 10,200	41.9%	$ 4,250	$ 10,200	41.7%	Total PMI	$ 3,734	$ 9,141	40.8%	1.1	1.1	0.9

(1) For the calculation of Adjusted Operating Income, Adjusted Operating Income excluding currency and Adjusted Operating Income excluding currency and acquisitions, refer to Schedule 5
(2) For the calculation of Adjusted Net Revenues, Adjusted Net Revenues excluding currency and Adjusted Net Revenues excluding currency and acquisitions, refer to Schedule 2

														Schedule 7 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Adjusted Operating Income Margin, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Adjusted Operating Income (1)	Adjusted Net Revenues (2)	Adjusted Operating Income Margin	Adjusted Operating Income excluding Currency (1)	Adjusted Net Revenues excluding Currency (2)	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income excluding Currency & Acqui- sitions (1)	Adjusted Net Revenues excluding Currency & Acqui- sitions (2)	Adjusted Operating Income Margin excluding Currency & Acqui- sitions		Adjusted Operating Income (1)	Adjusted Net Revenues (2)	Adjusted Operating Income Margin	Adjusted Operating Income Margin	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income Margin excluding Currency & Acqui- sitions

2024									Quarters Ended December 31,	2023			% Points Change
$ 1,795	$ 4,143	43.3%	$ 1,796	$ 4,059	44.2%	$ 1,796	$ 4,059	44.2%	Europe	$ 1,643	$ 3,835	42.8%	0.5	1.4	1.4
810	2,868	28.2%	802	2,885	27.8%	789	2,885	27.3%	SSEA, CIS & MEA	704	2,707	26.0%	2.2	1.8	1.3
575	1,434	40.1%	616	1,461	42.2%	616	1,461	42.2%	EA, AU & PMI GTR	576	1,430	40.3%	(0.2)	1.9	1.9
339	1,261	26.9%	210	1,301	16.1%	210	1,301	16.1%	Americas	129	1,075	12.0%	14.9	4.1	4.1
$ 3,519	$ 9,706	36.3%	$ 3,424	$ 9,706	35.3%	$ 3,411	$ 9,706	35.1%	Total PMI	$ 3,052	$ 9,047	33.7%	2.6	1.6	1.4

2024									Full Year Ended December 31,	2023			% Points Change
$ 6,979	$ 15,690	44.5%	$ 6,976	$ 15,571	44.8%	$ 6,976	$ 15,571	44.8%	Europe	$ 6,360	$ 14,537	43.8%	0.7	1.0	1.0
3,492	11,261	31.0%	4,084	11,871	34.4%	4,038	11,871	34.0%	SSEA, CIS & MEA	3,309	10,709	30.9%	0.1	3.5	3.1
2,881	6,393	45.1%	3,179	6,734	47.2%	3,179	6,734	47.2%	EA, AU & PMI GTR	2,789	6,201	45.0%	0.1	2.2	2.2
1,336	4,534	29.5%	1,131	4,543	24.9%	1,131	4,543	24.9%	Americas	879	3,807	23.1%	6.4	1.8	1.8
$ 14,688	$ 37,878	38.8%	$ 15,370	$ 38,719	39.7%	$ 15,324	$ 38,719	39.6%	Total PMI	$ 13,337	$ 35,254	37.8%	1.0	1.9	1.8

(1) For the calculation of Adjusted Operating Income, Adjusted Operating Income excluding currency and Adjusted Operating Income excluding currency and acquisitions, refer to Schedule 5
(2) For the calculation of Adjusted Net Revenues, Adjusted Net Revenues excluding currency and Adjusted Net Revenues excluding currency and acquisitions, refer to Schedule 2